UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 26, 2012

(Date of earliest event reported)

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

KS	1-3368	44-0236370
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

(417) 625-5100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01               Other Events

On July 26, 2012, The Empire District Electric Company issued a press release indicating that its Board of Directors had declared a third quarter cash dividend of $0.25 per share of common stock payable on September 15, 2012 to stockholders of record as of September 1, 2012. As September 1, 2012 falls on a Saturday, the effective record date for the dividend will be the close of business on Friday, August 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Laurie A. Delano
Name: Laurie A. Delano
Title: Vice President — Finance and Chief Financial Officer

Dated: July 27, 2012